EXHIBIT 99.2

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of this ___ day of October 2003, by and among TARRANT APPAREL GROUP, a California corporation (the "Company"), and the investor identified on the signature page to this Agreement (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Investor the number of shares (the "Shares") of the Company's Series A Convertible Preferred Stock, no par value (the "Preferred Stock"), set forth on the signature page of this Agreement, upon the terms and conditions and subject to the provisions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Investor the Shares, in the manner set forth in SECTION 2 hereof, at the purchase price set forth on the signature page of this Agreement.

         2. TERMS OF PURCHASE AND SALE OF THE SHARES. The closing of the transactions contemplated hereby (the "Closing") shall take place on or before the fifth full business day after the Notice Date (as such term is defined in the Placement Agent Agreement dated October 13, 2003 (the "Placement Agent Agreement"), between the Company and Sanders Morris Harris Inc. (the "Placement Agent")), at the offices of the Placement Agent, or at such other time and place as the Company and the Placement Agent may agree upon. Contemporaneously with the delivery of this Agreement, the Investor shall deliver to Sterling Bank (the "Escrow Agent") the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Investor by the Company. At the Closing, the Escrow Agent shall deliver to the Company the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Escrow Agent by the Company, and the Company shall deliver to the Investor a certificate, registered in the name of the Investor, representing the Shares. Notwithstanding the foregoing, the obligations of the Company and the Investor hereunder are subject to the Company's receipt of aggregate subscriptions for a minimum of $30,400,000 in aggregate proceeds for shares of Common Stock on or prior October 31, 2003 (or such earlier closing date as may be agreed by the Company and the Placement Agent), which date may be extended by the Company and the Placement Agent pursuant to the terms of the Placement Agent Agreement.


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         3.       REPRESENTATIONS  AND  WARRANTIES  OF THE COMPANY.  In order to induce the Investor to enter into this Agreement, the Company represents and warrants to the Investor the following:

                  (a) AUTHORITY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has all requisite right, power, and authority to execute, deliver and perform this Agreement other than, with respect to the issuance of the shares (the "Conversion Shares") of Common Stock, no par value ("Common Stock") of the Company issuable upon conversion of the Shares, the approval by the Company's stockholders of the issuance of the Conversion Shares upon the conversion of the Shares, as required under Nasdaq Marketplace Rule 4350 ("Nasdaq Approval"), and the increase of the number of authorized shares of Common Stock of the Company from 35,000,000 shares to 100,000,000 shares, which the Company undertakes to obtain as promptly as practicable.

                  (b) ENFORCEABILITY. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Company do not and will not violate or conflict with any provision of the Company's Restated Articles of Incorporation or Bylaws and do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof.

                  (d) CAPITALIZATION. The authorized capital stock of the Company consists of: 35,000,000 shares of Common Stock, of which 18,765,425 were issued and outstanding as of August 12, 2003, of which 167,982 were held of record by the Company, and 2,000,000 shares of preferred stock, none of which were issued and outstanding on August 12, 2003. As of September 30, 2003, the Company has outstanding options to purchase 8,748,487 shares of Common Stock. Upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefore, the Shares will be duly and validly issued, fully paid, and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all liens


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         imposed by or through the  Company,  and,  assuming the accuracy of the representations and warranties of the Investor and all other purchasers of shares of Preferred Stock in the offering contemplated by the Placement Agent Agreement, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws (the "State Acts"). The Conversion Shares have been duly authorized, and upon issuance of the Conversion Shares upon proper conversion of the Shares, in accordance with the terms thereof, the Conversion Shares will be validly issued, fully paid, and non-assessable.

                  (e) EXCHANGE ACT FILING. During the twelve (12) calendar months immediately preceding the date of this Agreement, all reports and statements required to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, have been timely filed. Such filings, together with all documents incorporated by reference therein, are referred to as "Exchange Act Documents." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) COMPANY FINANCIAL STATEMENTS. The audited financial statements, together with the related notes of the Company at December 31, 2002 and December 31, 2001, and for the years then ended, included in the Company's Annual Report of Form 10-K for the year ended December 31, 2002, and the unaudited financial statements of the Company at June 30, 2003, and for the six months then ended, (collectively, the "Company Financial Statements") included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, respectively, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended (provided that the unaudited financial statements are subject to normal year-end audit adjustments and lack footnotes and other presentation items). To the knowledge of the Company, such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein.

                  (g) NO MATERIAL LIABILITIES. Except for liabilities or obligations not individually in excess of $1,000,000, and as set forth on Schedule 3(g), since June 30, 2003 the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on the Company's balance sheet as June 30, 2003, and there has not been any material adverse change, or to the actual knowledge


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         of the  Company,  any  development  involving  a  prospective  material adverse change, in the condition (financial or otherwise), business, prospects, or results of operations of the Company or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

                  (h) NO DISPUTES AGAINST COMPANY. Except as disclosed in the Exchange Act Documents or set forth set forth on Schedule 3(h), there is no material pending or, to the knowledge of the Company, threatened (a) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding against the Company, (c) governmental inquiry against the Company, or (d) any action or suit by or on behalf of the Company pending or threatened against others.

                  (i) APPROVALS. Other than (A) Nasdaq Approval with respect to the issuance of the Conversion Shares and stockholder approval of the increase in the number of shares of authorized Common Stock of the Company, which the Company undertakes to obtain as promptly as practicable and (B) the filing of the Certificate of Determination of Preferences, Rights and Limitations of the Series A Preferred Stock, which the Company undertakes to file with the California Secretary of State prior to the Closing, (i) the execution, delivery, and performance by the Company of this Agreement and the Registration Rights Agreement (as hereinafter defined), (ii) the offer and sale of the Shares, and (iii) the issuance of the Conversion Shares upon due conversion of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents that have been obtained and filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time period.

         4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company the following:

                  (a) AUTHORITY. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

                  (b) ENFORCEABILITY. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership or corporate action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the


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         legal,  valid, and binding  obligation of the Investor,  enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) NO VIOLATIONS. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

                  (d) KNOWLEDGE OF INVESTMENT AND ITS RISKS. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor's investment in the Shares. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor's entire investment in the Company.

                  (e) INVESTMENT INTENT. The Investor hereby represents and warrants that (i) the Shares are being acquired for investment for the Investor's own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares within the meaning of the Securities Act, (ii) the Shares are being acquired in the ordinary course of the Investor's business, and (iii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares. The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) INVESTOR STATUS. The Investor is an "Accredited Investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor's Questionnaire, a copy of which is attached hereto as Exhibit A, is truthful, accurate, and complete. The Investor is not, and is not required to be, registered as a broker-dealer under Section 15 of the


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         Exchange Act, and the Investor is not an "affiliate" of a broker-dealer registered under Section 15 of the Exchange Act.

                  (g) DISCLOSURE. The Investor has reviewed information provided by the Company in connection with the decision to purchase the Shares, consisting of the Company's publicly available filings with the Securities and Exchange Commission and the information contained therein. The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Shares. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. To the Investor's knowledge, the Company has not disclosed any material non-public information to the Investor. All such questions have been answered to the full satisfaction of the Investor.

                  (h) NO REGISTRATION. The Investor understands that Investor may be required to bear the economic risk of Investor's investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Shares has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Shares and the Conversion Shares must be held by he, she or it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement between the Company and the Investor, the Company is under no obligation to register any of the Shares or the Conversion Shares on the Investor's behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Subscription Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

                  (i) TRANSFER RESTRICTIONS. The Investor will not transfer any of the Shares or the Conversion Shares unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the certificates evidencing the Shares and the Conversion Shares will bear appropriate legends indicating such transfer restrictions placed upon the Shares and the Conversion Shares, (ii) the Company shall have no obligation to honor transfers of any of the Shares or the Conversion Shares in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

                  (j) PRINCIPAL ADDRESS. The Investor's principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.


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                  (k)      INDEPENDENT  NATURE  OF  INVESTOR'S  OBLIGATIONS  AND
         RIGHTS. The obligations of the Investor under this Agreement, the Registration Rights Agreement, and any other documents delivered in connection herewith and therewith (collectively, the "Transaction Documents") are several and not joint with the obligations of any other purchaser of Shares, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Shares under any Transaction Document. The decision of the Investor to purchase Shares pursuant to the Transaction Documents has been made by the Investor Purchaser independently of any other purchaser of Shares. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Shares pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Shares are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Investor acknowledges that no other purchaser of Shares has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Shares will be acting as agent of the Investor in connection with monitoring its investment in the Shares or enforcing its rights under
         the   Transaction   Documents.   The  Investor  shall  be  entitled  to
         independently  protect  and  enforce  its  rights,   including  without
         limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Shares to be joined as an additional party in any proceeding for such purpose.

         5. PROSPECTUS DELIVERY REQUIREMENT. The Investor hereby covenants with the Company not to make any sale of the Shares or the Conversion Shares without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares or the Conversion Shares in a transaction not subject to the prospectus delivery requirement).

         6. SHAREHOLDER APPROVAL. (a) Unless previously prepared and filed, simultaneously with the Closing, the Company agrees that it shall prepare and file with the SEC a preliminary proxy statement (as amended and supplemented, the "Proxy Statement") in connection with the meeting of its stockholders (the "Stockholders Meeting"). At the Stockholders Meeting the Company will seek to obtain stockholder approval ("Stockholder Approval") of the issuance of the Conversion Shares and of the increase in the authorized shares of Common Stock of the Company from 35,000,000 to 100,000,000 shares. The Company shall use its reasonable efforts to respond to written comments of the SEC and its staff, and, to the extent permitted by law, to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC staff. The Investor shall cooperate with the Company is preparation of the Proxy Statement or any amendment or supplement thereto and shall furnish the Company with all information required to be included therein with respect to the Investor, this subscription, and this offering.


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         (b)      Without limiting the generality of the foregoing, the Investor shall correct as promptly as practicable any information provided by it to be used specifically in the Proxy Statement, if required by applicable law, that shall have become false or misleading in any material respect. The Company shall take all reasonable steps necessary to file with the SEC and have declared effective or cleared by the SEC any amendment or supplement to the Proxy
Statement so as to correct the same and cause the Proxy Statement as so corrected to be disseminated to the stockholders of the Company, in each case to the extent required by applicable law.

         (c) As a condition to Closing the Placement Agent shall have entered into a Voting Agreement with beneficial owners of at least 51% of the issued and outstanding shares of Common Stock of the Company pursuant to which such owners agree to vote such shares at the Stockholders Meeting in favor of the proposals set forth in paragraph (a) above.

         (d) The Company represents and warrants to the Investor that (i) the vote of a majority of the outstanding shares of Common Stock of the Company represented and entitled to vote at the Stockholders Meeting will be required to approve the issuance of the Conversion Shares and (ii) the vote of a majority of the outstanding shares of Common Stock of the Company will be required to approve the increase in the authorized shares of Common Stock of the Company from 35,000,000 to 100,000,000 shares.

         (e) The Investor covenants and agrees that the Investor will, within 15 business days following the date the Company obtains Stockholder Approval, elect to convert any Shares not previously converted into Conversion Shares.

         7. FURTHER ASSURANCES. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Shares.

         8. REGISTRATION RIGHTS AGREEMENT; POWER OF ATTORNEY. The Investor agrees to be bound by the terms of and hereby executes the Registration Rights Agreement among the Company and the purchasers of the Shares (the "Registration Rights Agreement"). By signing below, the Investor irrevocably constitutes and appoints the Placement Agent as his, her, or its true and lawful agent and attorney-in-fact with full power of substitution and full power and authority in the Investor's name, place, and stead to execute and deliver the Registration Rights Agreement and to take such actions as may be necessary or appropriate to carry out the terms of the Registration Rights Agreement. The power of attorney hereby granted will be deemed coupled with an interest, will be irrevocable, and will survive and not be affected by the Investor's subsequent death, incapacity, dissolution, insolvency, or termination or any delivery by the Investor of an assignment in whole or in part of the Shares or the Conversion Shares. The Placement Agent may exercise the foregoing power of attorney either by signing separately or jointly as attorney-in-fact for each or all of the subscribers in the offering of the Shares by the Company or be a single signature of the Placement Agent acting as attorney-in-fact for all of them. The Company may rely and act upon any writing believed in good faith to be signed by the Placement Agent or any authorized representative of the Placement Agent,


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and may  assume  that all  actions  of the  Placement  Agent and any  authorized representative of the Placement Agent have been duly authorized by the Investor.

         9. ENTIRE AGREEMENT; NO ORAL MODIFICATION. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

         10. BINDING EFFECT; BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of California, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Texas or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

         13. PREVAILING PARTIES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

         14. NOTICES. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at 3151 East Washington Boulevard, Los Angeles, California 90023,
Attention: Chief Financial Officer, facsimile number (323) 881-0332, electronic mail "patrick.chow@tags.com."

         15.      HEADINGS.   The  section  headings  herein  are  included  for
convenience only and are not to be deemed a part of this Agreement.

                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 TARRANT APPAREL GROUP, a California corporation


                                 By:
                                      ------------------------------------------
                                 Name:  Patrick Chow
                                 Its:   Chief Financial Officer

                                 INVESTOR

                                 -----------------------------------------------

                                 By:
                                      ------------------------------------------

                                 -----------------------------------------------
                                               Print Name and Title

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------
                                    Principal Residence or Executive Office

                                 -----------------------------------------------
                                           IRS Tax Identification No.

                                 -----------------------------------------------
                                                Telephone Number

                                 -----------------------------------------------
                                                   Fax Number

                                 -----------------------------------------------
                                                 E-mail Address


________________     X            $38.00          =       ______________
                           -------------------
Number of Shares              Price per Share             Purchase Price


                                       10